UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2022

VIVEON HEALTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39827	85-2788202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Gibson, Deal & Fletcher, PC

Spalding Exchange

3953 Holcomb Bridge Road

Suite 200

Norcross Georgia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 861-5393

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units	VHAQ.U	NYSE American, LLC

Common Stock	VHAQ	NYSE American, LLC

Warrants	VHAQ.WS	NYSE American, LLC

Rights	VHAQ.R	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material definitive Agreement.

The disclosure contained in Item 2.03 is incorporated by reference in this Item 1.01.

In addition, on March 23, 2022, Viveon Health Acquisition Corp. (the “Company”) entered into an amendment (the “IMTA Amendment”) to the Investment Management Trust Agreement, with Continental Stock Transfer & Trust Company, as trustee. The IMTA Amendment amends and restates Sections 1(i), 7(c) and 7(j) of the original Investment Management Trust Agreement, dated as of December 22, 2020, to reflect the extension of the date by which the Company must consummate an initial business combination.

The foregoing description of the IMTA Amendment is qualified in its entirety by reference to the full text of the IMTA Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.4, and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 21, 2022, the Company entered into subscription agreements with several lenders for a loan of up to $4,000,000, in the aggregate (the “Subscription Agreements”). Pursuant to the Subscription Agreement, the Company issued a series of unsecured senior promissory notes in the aggregate principal amount of up to $4,000,000 (the “Notes”) to the subscribers. The subscribers for the Notes are affiliated with the Company’s Sponsor, Viveon Health LLC. Up to $400,000 of the principal amount of the Notes is being funded by Rom Papadopoulos, the Chief Financial Officer of the Company.

The Notes do not bear interest and mature upon the earlier of (i) the closing of the Company’s initial business combination, and (ii) December 31, 2022 (the “Maturity Date”). The Notes provide for a credit line up to the maximum amount of $4,000,000. The Company will not have the right to re-borrow any portion of any loans made under the Notes once repaid. A commitment fee in the amount of $400,000, equal to 10% of the maximum principal amount of the Note, shall be paid to the subscribers, on a pro rata basis, by the Company promptly following the initial funding. In the event that the Company does not consummate a business combination by the Maturity Date, the Notes will be repaid only from amounts remaining outside of the Company’s trust account, if any.

Pursuant to the terms of the Subscription Agreements, the subscribers shall receive warrants to purchase one share of Company common stock for every $2.00 of the funded principal amount of the Notes up to 2,000,000 shares of the Company common stock, in the aggregate, at an exercise price of $11.50 per share, subject to adjustment (the “Warrants”). The Warrant term commences on the Exercise Date (as hereinafter defined) for a period of 49 months. The Warrants are exercisable commencing on the date of the initial business combination (the “Exercise Date”) and have a cashless exercise feature that is available at any time on or after the Exercise Date. Commencing on the date 13 months following the Exercise Date, the subscribers have the right, but not the obligation, to put the Warrants to the Company at a purchase price of $5.00 per share. The Company has agreed to file, within thirty (30) calendar days after the consummation of an initial business combination, a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock underlying the Warrants.

As of March 21, 2022, an initial amount of $2,700,000 has been drawn down from the Notes. $720,000 of the loan proceeds has been deposited into the Company’s trust account in connection with extending the business combination completion window from March 28, 2022 until June 28, 2022 (the “Extended Date”). After the Extended Date, if the Company elects to continue to extend such date until December 28, 2022 (the “Final Extension Date”), the Company shall make a monthly deposit of $240,000 into the trust account each month for each monthly period, or portion thereof, until the Final Extension Date.

The entry into the Subscription Agreement and the terms of the Notes and Warrants was approved by the Audit Committee of the Board of Directors of the Company at a meeting held on March 21, 2022.

The foregoing description of the Note, the Warrant and the Subscription Agreement is qualified in its entirety by reference to the full text of the Note, the Warrant and the Subscription Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and is incorporated herein by reference.

Item 8.01	Other Events

On March 23, 2022, the Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State (the “Amendment”) The Amendment (i) extends the date by which the Company has to consummate a business combination for three months, from March 28, 2022 (the “Original Termination Date”) to June 28, 2022 (the “Extended Date”), and (ii) allows the Company, without another stockholder vote, to elect to extend the date to consummate a business combination on a monthly basis for up to six times by an additional one month each time after the Extended Date, upon five days’ advance notice and the deposit of $240,000 prior to the applicable deadline, for a total of up to nine months after the Original Termination Date, unless the closing of the proposed business combination with Suneva Medical, Inc. or any potential alternative initial business combination shall have occurred. As disclosed in the Current Report on Form 8-K filed on March 18, 2022, the Amendment was approved by the Company’s stockholders at its Annual Meeting of Stockholders held on March 18, 2022. A copy of the as-filed Amendment is filed with this Current Report on Form 8-K as Exhibit 3.1.

Item9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
3.1	As filed Amendment to the Amended and Restated Certificate of Incorporation
10.1	Form of Promissory Note
10.2	Form of Warrant
10.3	Form of Subscription Agreement
10.4	Amendment to the Investment Management Trust Agreement, dated as of March 23, 2022
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVEON HEALTH ACQUISITION CORPORATION

	By:	/s/ Jagi Gill
		Name:	Jagi Gill
		Title:	Chief Executive Officer

Dated: March 24, 2022

3